UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Lucira Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39976	27-2491037
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1315 63rd Street
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (814) 574-1546

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LHDXQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	The registrant’s common stock began trading exclusively on the OTC Pink Marketplace on March 6, 2023 under the symbol “LHDXQ”.

Item 8.01	Other Events.

As previously disclosed, on February 22, 2023, Lucira Health, Inc. (the “Company”) filed a voluntary petition (Case No. 23-10242) for relief under chapter 11 of title 11 the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such case, the “Case”). On April 6, 2023, the Company held an auction (the “Auction”) under Section 363 of the Bankruptcy Code relating to the disposition of all or substantially all of the Company’s assets. The winning bid at the Auction, and at the subsequently reopened Auction conducted before the Bankruptcy Court, was submitted by Pfizer Inc. (the “Buyer”). On April 20, 2023, the Company sold substantially all of its assets to the Buyer pursuant to that certain Asset Purchase Agreement dated as of April 12, 2023, as amended.

On June 7, 2023, the Company filed a proposed Chapter 11 Plan of Liquidation of Lucira Health, Inc. (“Chapter 11 Plan”) and Disclosure Statement for the Chapter 11 Plan (“Disclosure Statement”), containing information related to the Chapter 11 Plan and in connection with the solicitation of votes to approve the Chapter 11 Plan from certain of the Company’s stakeholders. As proposed, the Chapter 11 Plan and Disclosure Statement provide that on the Effective Date (as defined in the Chapter 11 Plan) of the Chapter 11 Plan, all equity securities in the Company will be cancelled, released, and extinguished, and will be of no further force or effect, and holders of such equity securities will not receive any distributions under the Chapter 11 Plan on account of such equity securities. A hearing has been scheduled on June 28, 2023 at 10:30 a.m. (Eastern Time) on the Company’s motion for an order (i) approving the Disclosure Statement on an interim basis; (ii) establishing solicitation and tabulation procedures; (iii) approving the form of ballot and solicitation materials; (iv) establishing the voting record date; (v) fixing the date, time, and place for the combined hearing and the deadline for filing objections thereto; and (vi) granting related relief.

Information contained in the Chapter 11 Plan and Disclosure Statement is proposed and subject to change, whether as a result of amendments or supplements, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Chapter 11 Plan and Disclosure Statement are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the proposed Chapter 11 Plan and Disclosure Statement are summaries only and are qualified in their entirety by reference to the full text of the Chapter 11 Plan and Disclosure Statement.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Chapter 11 Plan and Disclosure Statement. Any solicitation process will be made pursuant to and in accordance with the proposed Chapter 11 Plan and Disclosure Statement and applicable law, including orders of the Bankruptcy Court conditionally approving the use of such for solicitation purposes.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” or “will” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the anticipated process for the approval of, and solicitation of votes for, the Chapter 11 Plan and Disclosure Statement, and the treatment of the Company’s securities in the Case. The Company has based these forward-looking statements largely on its current expectations and projections about future events.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Disclosure Statement for Chapter 11 Plan of Liquidation for Lucira Health, Inc.

99.2	Chapter 11 Plan of Liquidation for Lucira Health, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: June 12, 2023	By:	/s/ Richard Narido
Richard Narido, Chief Financial Officer